UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934  (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FRONTIER FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FRONTIER FUNDS, INC.

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Global Sustainable Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontier HyperiUS Global Equity Fund

July 14, 2022

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of Frontier Funds, Inc., a Maryland corporation (the “Company”), and each of its series listed above (each, a “Fund” and collectively, the “Funds”) to vote on an important proposal affecting the Funds.  We are asking shareholders of the Funds to elect four directors to the Board of Directors of the Company, including three incumbent directors and one director nominee.

The question and answer section that follows discusses the proposal that requires shareholder approval.  The Proxy Statement itself provides greater detail about the proposal.  The Board of Directors recommends that you read the enclosed materials carefully and vote FOR each director nominee.

You may attend the meeting in person and vote at the meeting on September 15, 2022, or you may authorize your vote by proxy using one of the following options:

•                  Mail:  Complete and return the enclosed proxy card.

•                  Internet:  Access the website shown on your proxy card and follow the online instructions.

•                  Telephone (automated service):  Call the toll-free number shown on your proxy card and follow the recorded instructions.

Your vote is very important to us.  Whichever method you choose, please be sure to authorize your vote as soon as possible.  Even if you plan to attend the special meeting of shareholders, we ask that you authorize your vote now by proxy using one of the methods discussed above.

Thank you for your response and for your continued investment in the Funds.

Sincerely,

/s/ William D. Forsyth III

William D. Forsyth III
President of Frontier Funds, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.                                   Why am I receiving this Proxy Statement?

A.                                    You are receiving these proxy materials — the Proxy Statement and your proxy card — because you have the right to vote on an important proposal concerning the Company.

Q.                                   What is the proposal about?

A.                                    This Proxy Statement presents one proposal — the election of directors to the Board of Directors of the Company by shareholders of all of the Funds, voting together.  Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has recommended that shareholders elect four nominees to the Board of Directors.  Currently, the Board of Directors consists of four directors — Pamela H. Conroy, Steven K. Norgaard, James M. Snyder and William D. Forsyth III.  Each of Ms. Conroy, Mr. Norgaard and Mr. Snyder is an independent director of the Company.  Mr. Snyder is expected to retire from the Board at the end of the year in accordance with the Board’s retirement policy, which will create a vacancy on the Board.  To fill this vacancy, the Board of Directors recommends that you elect Erik D. Barefield, who would be an independent director of the Company.  The Board of Directors also recommends that you elect the three continuing incumbent directors, Ms. Conroy, Mr. Norgaard, and Mr. Forsyth.

Q.                                   How does the Board of Directors recommend that I vote?

A.                                    After careful consideration, the members of the Board of Directors, the majority of whom are independent directors of the Company, recommend that you vote FOR the election of each of the director nominees.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q.                                   How can I authorize a proxy or vote my shares?

A.                                    You may attend the meeting on September 15, 2022, in person and vote at the meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the meeting):

•                  By mail, using the enclosed proxy card and return envelope;

•                  By telephone (automated service), using the toll-free number shown on your proxy card and following the recorded instructions; or

•                  Through the Internet, using the website address on your proxy card.

IMPORTANT INFORMATION FOR SHAREHOLDERS

FRONTIER FUNDS, INC.

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Global Sustainable Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontier HyperiUS Global Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Frontier Funds, Inc., a Maryland corporation (the “Company”), and each of its series listed above (each, a “Fund” and collectively, the “Funds”), will be held at 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062 on September 15, 2022, at 10:00 a.m., local time, for the following purpose:

1.                                      To elect four directors, Erik D. Barefield, Pamela H. Conroy, Steven K. Norgaard and William D. Forsyth III, to the Board of Directors to serve until their successors are duly elected and qualified.

The Board of Directors of the Company recommends that shareholders vote FOR the election of each of the director nominees.

Action will also be taken on any other business that properly comes before the Meeting.  Holders of record of shares of stock of a Fund (“shareholders”) at the close of business on June 21, 2022, are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.  The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any postponements or adjournments thereof.

By Order of the Board of Directors,

/s/ Christopher A. Currie

Christopher A. Currie
Secretary of Frontier Funds, Inc.

Northbrook, IL
July 14, 2022

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

As a shareholder of the Funds, you are asked to attend the Meeting either in person or by proxy. Please note, shareholders who plan to attend the Meeting in person will be required to adhere to any COVID-19-related policies in place at the Meeting location, which may include, without limitation, wearing a mask or cloth face covering while on the premises and practicing social distancing. In light of uncertainties relating to COVID-19, the Company reserves the flexibility to change the date, time, location or means of conducting the Meeting. In the event of such a change, the Company will issue a press release announcing the change, available at https://www.frontiermutualfunds.com, and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. If you plan to attend the Meeting in person, please bring a form of identification. Even if you plan to attend the Meeting in person, we urge you to authorize your proxy prior to the Meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Company prior to the Meeting.

July 14, 2022

FRONTIER FUNDS, INC.

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Global Sustainable Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontier HyperiUS Global Equity Fund

400 Skokie Boulevard, Suite 500

Northbrook, IL 60062

PROXY STATEMENT

This Proxy Statement is being provided to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Company”) for voting at a special meeting of shareholders (the “Meeting”) of the Company and each of its series listed above (each, a “Fund,” and collectively, the “Funds”) to be held on September 15, 2022, at 10:00 a.m., local time, at 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062.  The Company is a Maryland corporation and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The sole Proposal described in this Proxy Statement is as follows:

	Proposal	Funds to which the Proposal Applies
1.	To elect four directors, Erik D. Barefield, Pamela H. Conroy, Steven K. Norgaard and William D. Forsyth III, to the Board of Directors to serve until their successors are duly elected and qualified.	All Funds, voting together

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about July 14, 2022, or as soon as practicable thereafter.

A proxy is enclosed with respect to the shares you own in each Fund.  If you return a properly executed proxy, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  Even if you expect to be present at the Meeting, please complete the enclosed proxy card and mail it in the enclosed reply envelope or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Company a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

If you need additional copies of this Proxy Statement or the proxy card, please contact the Company at 1-888-825-2100 or in writing at 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062.  Additional copies of the Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call 1-888-825-2100.

For free copies of the Company’s annual report for the fiscal year ended June 30, 2021, and semi-annual report for the fiscal period ended December 31, 2021, please contact the Company at the toll-free telephone number and address listed above or visit the Funds’ website at www.frontiermutualfunds.com.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on September 15, 2022:

The Letter to Shareholders, Notice of Meeting and Proxy Statement are available at https://vote.proxyonline.com/frontierfunds/docs/2022.pdf.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, shareholders of the Funds will be asked to elect four directors to the Board.  Currently, the Board consists of four directors — Pamela H. Conroy, Steven K. Norgaard, James M. Snyder and William D. Forsyth III.  Mr. Snyder is expected to retire from the Board at the end of the year in accordance with the Board’s retirement policy, which will create a vacancy on the Board.

In anticipation of Mr. Snyder’s retirement, the Nominating and Governance Committee conducted a search of a diverse group of candidates to identify a nominee to serve as a new director of the Company.  After careful consideration, the Committee selected Erik D. Barefield based on his investment management strategy oversight, leadership and distribution experience and other qualifications.  The Committee also recommended that the Board expand the diversity of its membership through the new director search and considered that Mr. Barefield would add racial diversity to the Board.  The Committee also considered the experiences and background of the continuing directors, noting that the proposed composition of the Board would provide for gender and racial diversity, as well as a diversity of skills, experience and perspectives, which should provide benefits to shareholders.  Accordingly, the Board approved Mr. Barefield as a nominee and also approved the nominations of the three continuing incumbent directors: Ms. Conroy, Mr. Norgaard, and Mr. Forsyth.  Mr. Barefield was approved as a nominee by the Nominating and Governance Committee and the Board after being recommended for consideration by a director of the Company.  As Mr. Barefield is being elected to fill the vacancy arising from Mr. Snyder’s expected retirement at the end of 2022, if elected, Mr. Barefield will not be seated as a director until January 1, 2023.

The Board determined to recommend that all director nominees stand for election at the Meeting; however, Mr. Norgaard and Mr. Forsyth have previously been elected as directors by shareholders of the Company.  The persons named as proxies intend to vote FOR the election of these nominees as directors of the Company unless such authority has been withheld in the proxy.  Each nominee has agreed to be named in this Proxy Statement and to serve if elected.  The Board has no reason to believe that any person will become unavailable for the election as a director.  However, if that should occur before the Meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

The following table presents certain information regarding the current directors and director nominee, including their principal occupations.  Information is listed separately for Mr. Forsyth, who is considered an interested director, from the independent director nominees.  Mr. Forsyth is deemed to be an “interested person” of the Company for purposes of the 1940 Act due to his positions with Frontegra Asset Management, Inc., the Funds’ investment adviser (“Frontegra”), and Frontegra Strategies, LLC, the Funds’ distributor (the “Distributor”).  The information in the table is as of May 31, 2022.

Independent Directors and Independent Director Nominee

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen or to be Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Erik D. Barefield Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1967	Director Nominee	N/A	Mr. Barefield has been the Senior Managing Director of Mesirow Financial, Inc., since November 2020. From 2018 to 2019, he was Managing Director of Lighthouse Investment Partners, LLC. He served as Senior Managing Director of Mesirow Advanced Strategies, Inc. from 2005 to 2018.	6	None

Pamela H. Conroy Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1961	Independent Director Chair, Nominating and Governance Committee	Indefinite; since January 2020 Indefinite; since February 2020	Ms. Conroy is currently retired. Ms. Conroy served as Executive Vice President, Chief Operating Officer and Chief Compliance Officer of Institutional Capital Corporation, an investment management firm, from 1994 to 2008.	6	Listed Funds Trust (with oversight of 38 portfolios)

Steven K. Norgaard Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director Chair, Audit Committee	Indefinite; since October 2013 Indefinite; since January 2020	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery. Mr. Norgaard is the chairman of Attorneys’ Title Guaranty Fund, Inc., a Midwest title insurance company. He also serves as a director and audit committee chair of a publicly traded closed-end fund.	6	Boulder Growth & Income Fund, Inc. (with oversight of one portfolio)

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen or to be Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
James M. Snyder Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director Lead Independent Director	Indefinite; since May 2002(1) Indefinite; since January 2020(1)	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	6	RMB Investors Trust (with oversight of six portfolios)

(1) In accordance with the Board’s retirement policy, Mr. Snyder will retire from the Board at the end of calendar 2022.

Interested Director

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President	Elected annually by the Board; since August 2008 (Co-President from 1996 to 2008).

Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Executive Chairman of North American Operations, MFG Asset Management, since February 5, 2018. Mr. Forsyth served as Vice President of Timpani Capital Management (“Timpani”) from August 2015 to June 2019. Mr. Forsyth served as President of Timpani from August 2008 to August 2015. Mr. Forsyth has served as President of the Distributor since August 2008. From July 1993 until the present, Mr. Forsyth has also served as a Partner and President of Frontier Partners, Inc. (“Frontier Partners”), a consulting/marketing firm.

				6	None

	Director	Indefinite; since May 1996.

	Secretary	From August 2014 to September 2020

Officers of the Company

The following table presents information regarding the officers of the Company in addition to Mr. Forsyth, the President of the Company, whose information is included in the table above.

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary of Frontegra since August 2008. Ms. Dilworth has served as General Securities Principal of the Distributor since August 2008 and served as Chief Compliance Officer of the Distributor from August 2008 to September 2018.

Christopher A. Currie Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1970	Vice President and Secretary	Elected annually by the Board; since September 2020

Mr. Currie has served as General Securities Principal of the Distributor since September 2015 and Chief Compliance Officer of the Distributor since October 2018. Mr. Currie has served as General Counsel and Chief Compliance Officer of Frontier Partners since October 2014 and Chief Operating Officer of Frontier Partners since June 2020. Mr. Currie has served as General Counsel of Frontegra since October 2014 and Chief Operating Officer of Frontegra since September 2020.

Board of Directors Matters

The business and affairs of the Company are managed under the direction of the Board, including general oversight and review of investment policies and performance of each Fund.  The Board also elects the officers of the Company, who are responsible for supervising and administering each Fund’s day-to-day operations.  There were five meetings of the Board during the fiscal year ended June 30, 2022.  Each incumbent director attended 100% of the Board meetings and the meetings of the Board committees on which the director served during such period. Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the offices of Frontier Funds, Inc., 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Shareholder communications will be sent directly to the applicable Board member(s). The Company currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Board Leadership Structure

Under the laws of the State of Maryland, the Board is responsible for directing the management of the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.  The Board exercises its duties of oversight through regular quarterly meetings and special meetings called pursuant to applicable state and federal law and the Company’s charter documents.  The Board also approves and oversees significant agreements between the Company and companies that furnish services to the Company.  Directors are elected to serve indefinite terms until their successors are elected and qualified.

As a matter of policy, the Company requires that at least 75% of its Board members are considered independent directors for the purposes of the 1940 Act.  The Board is currently comprised of three independent directors, one of whom serves as lead independent director, and one interested director.  The Board has not designated a chairperson.  As President of the Company, Mr. Forsyth is the presiding officer at all Board meetings.  In the event the Board was to designate a chairperson, the Chair of the Board would preside at each meeting of the Board.  Given the size of the Board and the ability of the independent directors to provide input on meeting agendas, the designation of a lead independent director, the regular executive sessions of the independent directors and the annual Board self-assessment, the Board believes that the current structure is working effectively.  Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

Standing Committees

The Board has two standing committees — an Audit Committee and a Nominating and Governance Committee.  Pursuant to its charter, the Audit Committee:  oversees the accounting and financial reporting policies and procedures of the Company and each Fund; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the independent auditor.  During the fiscal year ended June 30, 2022, the Audit Committee met twice.  The three independent directors — Ms. Conroy, Mr. Norgaard and Mr. Snyder — currently form the Audit Committee.  Mr. Norgaard is the Chair of the Audit Committee.

The Nominating and Governance Committee is responsible for identifying and nominating candidates for election to the Board.  The Nominating and Governance Committee will consider director candidates recommended by shareholders.  Shareholders should submit nominations in writing to the Chair of the Committee.  The recommendation should include biographical information concerning each such proposed nominee and must be submitted in accordance with any applicable notice provisions set forth in the Company’s Bylaws.

The Nominating and Governance Committee considers various factors in considering director nominees, including their qualifications for Board membership and their status as an independent director under the 1940 Act.  The Committee also considers other factors deemed relevant, which may include the candidate’s business and professional experience, particularly with respect to the investment industry, education, familiarity with accounting and auditing matters, other directorship experience and whether the candidate will contribute to the diversity of the Board in terms of skills, experience and perspectives as well as gender, racial and/or ethnic diversity.

The Committee is also responsible for reviewing the compensation of the independent directors, overseeing the Board’s retirement policy, overseeing the annual Board self-assessment process and making recommendations to the Board regarding corporate governance matters.  The Nominating and Governance Committee met four times during the fiscal year ended June 30, 2022.  The three independent directors — Ms. Conroy, Mr. Norgaard and Mr. Snyder — currently form the Nominating and Governance Committee.  Ms. Conroy is the Chair of the Nominating and Governance Committee.  The Nominating and Governance Committee operates pursuant to a written charter, which is attached as Exhibit A of this proxy statement.

The Board has appointed a Valuation Committee, which is comprised of representatives of Frontegra, to assist the Board in its oversight of the Funds’ Valuation and Pricing Procedures.  The Valuation Committee also assists Frontegra with its responsibilities as the program administrator of the Funds’ liquidity risk management program.  The Valuation Committee reviews securities that are priced at fair value and any illiquid securities or Level 3 securities held by the Funds.

Risk Management

The Board’s role is one of oversight rather than management.  Management of the Funds is overseen by Fund officers, including the President and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at meetings of the Board.  Frontegra reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Company as a whole.  Frontegra and each subadviser report to the CCO and/or the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds and the Company.  In addition, the Valuation Committee and Frontegra, as program administrator of the Funds’ liquidity risk management program, report to the Board regarding valuation and liquidity risks that could affect the Funds.

The Board has appointed the CCO who reports directly to the independent directors.  The CCO attends all Board meetings and presents an annual report to the Board in accordance with the Company’s compliance policies and procedures.  The CCO, together with the Company’s President, regularly discuss risk issues affecting the Company during Board meetings.  The CCO also provides updates to the Board on the operation of the Company’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The CCO also reports to the Board in the event any material risk issues arise in between Board meetings.  Additionally, the Board reviews information reported to the Board or Fund management by Frontegra, the subadvisers and other service providers to the Funds regarding various compliance, investment, business and other risk management issues.

Experience and Qualifications of the Directors and Director Nominee

A brief summary of each director’s and the director nominee’s specific experience, qualifications, attributes, and skills that led to the Nominating and Governance Committee to conclude that such person should serve as a director of the Company is set forth below.

Interested Director

William D. Forsyth III.  Mr. Forsyth has served as a director of the Company since founding the Company in 1996.  He founded Frontegra in 1996 and serves as President.  He is also President of the Distributor and is President and a partner of Frontier Partners, a consulting/marketing firm, established in 1993.  Mr. Forsyth has served as Executive Chairman of North American Operations, MFG Asset Management, since February 5, 2018.  Mr. Forsyth brings significant business, distribution, regulatory and investment experience to the Board, as well as institutional knowledge about Frontegra and the Funds.

Independent Directors and Independent Director Nominee

Erik D. Barefield.   Mr. Barefield has been nominated to serve as a director of the Company, subject to shareholder approval, effective January 1, 2023.  Mr. Barefield is the Senior Managing Director and Head of Traditional Investment Management at Mesirow Financial, Inc., an independent financial services firm.  In this capacity, he is responsible for providing strategic oversight and leadership for the traditional investment management platform including competitive positioning, product development, distribution and collaboration.  Mr. Barefield previously served as Managing Director of Lighthouse Investment Partners, LLC from 2018 to 2019 following Lighthouse’s acquisition of Mesirow Advanced Strategies.  Mr. Barefield spent 13 years working with Mesirow Advanced Strategies, most recently as Head of the Global Client Relationship team.  Mr. Barefield has an MBA from the Kellogg School of Business at Northwestern University.  Mr. Barefield is experienced in investment oversight across a breadth of asset classes and strategies.  He brings significant investment strategy assessment, business and distribution experience to the Board.

Pamela H. Conroy.  Ms. Conroy has served as a director of the Company since January 2020 and Chair of the Nominating and Governance Committee since February 2020.  She has been designated as an “audit committee financial expert.”  Ms. Conroy previously served as Executive Vice President, Chief Operating Officer and Chief Compliance Officer of Institutional Capital Corporation, an investment management firm.  Prior to this position, Ms. Conroy served in different leadership positions at Northern Trust, a large, multi-location financial institution.  She currently serves on the board of trustees of another investment company.  Ms. Conroy brings expertise in portfolio accounting, trading, operations, marketing and compliance, as well as other investment company directorship experience.

Steven K. Norgaard.  Mr. Norgaard has served as a director of the Company since 2013 and as Chair of the Audit Committee since January 2020.  He has been designated as an “audit committee financial expert.”  Mr. Norgaard is an attorney and certified public accountant.  Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C.  Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery.  In addition, he serves as an independent director on the Board of Directors of the Boulder Growth & Income Fund, Inc. and currently serves as audit committee chair.  He has also served on the Board of Directors of ATG Trust Company since 2007 and currently serves as board chair.  Mr. Norgaard has served on the Board of Directors of Attorneys’ Title Guaranty Fund, Inc. since 2012 and currently serves as the chairman.  Prior to March 2015, Mr. Norgaard served as an independent director of the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end fund, until those funds reorganized into the Boulder Growth & Income Fund, Inc.  Mr. Norgaard brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as other directorship experience.

James M. Snyder.  Mr. Snyder has served as a director of the Company since 2002 and as Lead Independent Director since January 2020.  Mr. Snyder served as chair of the Nominating Committee (now the Nominating and Governance Committee) of the Company from 2013 to February 2020.  He previously served as an investment professional with Northern Trust for over thirty years and retired as Executive Vice President and Chief Investment Officer.  Additionally, Mr. Snyder has served as an independent director of RMB Investors Trust since June 2019.  Prior to June 2019, Mr. Snyder served as independent chair of IronBridge Funds, Inc., an open-end investment company with three series, until it was reorganized into RMB Investors Trust.  Mr. Snyder brings significant financial, business, regulatory and investment experience to the Board, as well as other directorship experience.

Director Ownership of Fund Shares

The following table sets forth the dollar range of Fund shares beneficially owned by each director in the Frontier family of Funds as of June 21, 2022, stated using the following ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director	MFG Global Equity Fund	MFG Global Plus Fund	MFG Global Sustainable Fund	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund	HyperiUS Global Equity Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontier Family of Funds
William D. Forsyth III(1)	Over $100,000	None	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Erik D. Barefield	None	None	None	None	None	None	None
Pamela H. Conroy	None	None	None	None	None	None	None
Steven K. Norgaard	None	Over $100,000	None	None	None	None	Over $100,000
James M. Snyder	None	None	None	Over $100,000	None	None	Over $100,000

(1)         Mr. Forsyth is deemed an “interested person” of the Company as defined in the 1940 Act.

As of June 21, 2022, the officers and directors of the Company, as a group, owned approximately 41.33% of the HyperiUS Global Equity Fund and less than 1% of the outstanding shares of each of the other Funds.

Director Compensation

Effective January 1, 2022, the independent directors each receive an annual retainer of $45,000 and $5,000 for each regular quarterly Board meeting attended in person or by virtual or telephonic means.  Directors and officers of the Company who are also officers, directors or employees of Frontegra do not receive any remuneration from the Funds for serving as directors or officers.  Accordingly, Mr. Forsyth, Mr. Currie and Ms. Dilworth do not receive any remuneration from the Funds for their services as director or officers.  Ms. Dilworth receives compensation from an affiliate of Frontegra for her services as CCO of the Company.  Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses.  The independent directors may invest their compensation in shares of the Funds.

The following table provides information relating to compensation paid to Ms. Conroy, Mr. Snyder and Mr. Norgaard for their services as directors of the Company for the fiscal year ended June 30, 2022.  Mr. Barefield was not a director during the fiscal year ended June 30, 2022, and accordingly, did not receive any compensation from the Company during the year.

Name of Director	MFG Global Equity Fund	MFG Global Plus Fund	MFG Global Sustainable Fund	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund	HyperiUS Global Equity Fund		Total Compensation from Funds and Fund Complex
William D. Forsyth III(2)	$0	$0	$0	$0	$0	$0		$0
Pamela H. Conroy	$12,417	$12,417	$12,417	$12,417	$12,417	$5,415	(1)	$67,500
Steven K. Norgaard	$12,417	$12,417	$12,417	$12,417	$12,417	$5,415	(1)	$67,500
James M. Snyder	$12,417	$12,417	$12,417	$12,417	$12,417	$5,415	(1)	$67,500

(1)         The HyperiUS Global Equity Fund commenced operations on December 15, 2021.

(2)         Mr. Forsyth is deemed an “interested person” of the Company as defined in the 1940 Act.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each nominee to the Board.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) has been retained by the Audit Committee as the independent registered public accounting firm for the Funds for the fiscal year ended June 30, 2022.  Representatives of Cohen are not expected to be present at the Meeting.  The aggregate fees billed for professional services by Cohen during the fiscal years ended June 30, 2022, and June 30, 2021, were as follows:

	June 30, 2022	June 30, 2021
Audit Fees	$87,000	$70,000
Audit-Related Fees	—	—
Tax Fees	21,000	18,750
All Other Fees	2,899	2,437
Total	$110,899	$91,187

In the above table, “Audit Fees” are fees billed for professional services for the audit of the Funds’ annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax Fees” refer to professional services rendered by Cohen for tax compliance, tax advice, and tax planning, including review of the Funds’ excise tax returns, dividend calculations and equalization calculations.  “All Other Fees” relate to fees paid for Cohen’s review of the Funds’ semi-annual report for the periods ended December 31, 2021, and December 31, 2020.

The Audit Committee has adopted pre-approval policies and procedures that require the Committee to pre-approve all audit and non-audit services rendered to the Funds, as well as non-audit services provided to Frontegra and any entity affiliated with the Frontegra with respect to any engagement that directly relates to the operations and financial reporting of the Funds.  In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit, tax and other services provided by Cohen to the Company during fiscal years 2021 and 2020.  All of the hours spent on auditing the Funds’ financial statements were attributed to work performed by full time permanent employees of Cohen.  None of the tax fees or other fees in the table above were for services that were subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X of the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Voting Information

General; Record Date.  The record holders of the outstanding shares of each Fund as of the close of business on June 21, 2022 (the “Record Date”) are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting.  Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy.  You can do this by phone or the Internet or by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope.  By voting by proxy, your shares will be voted as you instruct.  If your proxy card is properly executed and returned but no choice is indicated, your shares will be voted FOR the election of each of the director nominees, and in the discretion of the persons named as proxies on such other matters that properly may come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.  Proxy cards and written notices of revocation must be received by the Fund prior to the Meeting.  If not so revoked, the shares represented by the proxy will be voted at the Meeting and any postponements or adjournments of the Meeting. Attendance by a shareholder at the Meeting does not by itself revoke a proxy.

As of the Record Date, the following shares of each Fund were issued and outstanding.

Fund	Service Class	Institutional Class	Total Number of Shares Outstanding
MFG Global Equity Fund	N/A	42,864,725.334	42,864,725.334
MFG Global Plus Fund	764,698.045	3,453,923.448	4,218,621.493
MFG Global Sustainable Fund	2,227,771.093	1,148,751.752	3,376,522.845
MFG Core Infrastructure Fund	15,814,382.065	21,013,589.951	36,827,972.016
MFG Select Infrastructure Fund	3,277,897.166	8,491,930.631	11,769,827.797
HyperiUS Global Equity Fund	1,285.318	1,811,548.747	1,812,834.065

Solicitation of Proxies and Related Costs.  The solicitation of proxies will occur principally by mail.  In addition to solicitation by mail, certain officers and representatives of the Company and officers and employees of Frontegra (who will receive no extra compensation for their services) may solicit proxies by telephone, the Internet, facsimile, letter or other electronic means.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The Funds will bear the costs associated with preparing, printing and mailing of the enclosed proxy card, accompanying notice and Proxy Statement and any other expenses related to the Meeting or any postponement or adjournment thereof.  AST Fund Solutions has been retained as proxy tabulator.  Proxy preparation, tabulation, printing and mailing costs are estimated to be approximately $28,000.  These costs will be allocated among the Funds on a pro rata basis.

Quorum.  In order for a vote on the Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Company eligible to vote on such Proposal.  The presence at the Meeting, in person or by proxy, of shareholders entitled to cast one-third (1/3) of the votes entitled to be cast at the Meeting will constitute a quorum for the transaction of business at the Meeting.  The required quorum is a Company-wide quorum.

Abstentions and Broker Votes.  For purposes of determining the presence of a quorum for the Proposal, abstentions and broker “non-votes” will be counted as shares present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.  Abstentions and broker non-votes, if any, will have no effect on the vote on the Proposal.

Adjournment.  Whether or not a quorum is present at the Meeting, and if sufficient votes to approve election of directors are not received, the presiding officer of the Meeting may adjourn the Meeting to a date not more than 120 days after the Record Date to permit the further solicitation of proxies without further notice other than an announcement at the Meeting in accordance with the Company’s Bylaws and as permitted under Maryland law.

Votes Required to Elect Directors

Shareholders of the Funds will vote together as a single group for purposes of electing the directors.  A director nominee must receive the affirmative vote of a plurality of votes validly cast at the Meeting at which a quorum is present in order to be elected to the Board.  Because the size of the Board is set at four directors, the four persons who receive the largest number of votes will be elected to the Board.  In the election of directors, votes may be cast “for” the nominee or withheld.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of shares of the Funds as of June 21, 2022, for the following persons:

•                  persons known by the Company to own beneficially or of record 5% or more of the outstanding shares of any class of the Funds:

•                  each of the director nominees; and

•                  each of the officers.

Name and Address	Fund and Class of Shares	Number of Shares	Percent of Class
Director Nominees and Officers:*

Erik D. Barefield	—	—	—

Pamela H. Conroy	—	—	—

Steven K. Norgaard	MFG Global Plus Fund
	Institutional Class	8,323.830		+

James M. Snyder	MFG Core Infrastructure Fund
	Institutional Class	36,808.470		+

William D. Forsyth III	MFG Global Equity Fund
	Institutional Class	165,983.918		+

	MFG Global Sustainable Fund
	Institutional Class	9,464.593		+

	MFG Core Infrastructure Fund
	Institutional Class	51,487.704		+

	MFG Select Infrastructure Fund
	Institutional Class	10,819.157		+

	HyperiUS Global Equity Fund
	Institutional Class	747,958.747	41.29%

	HyperiUS Global Equity Fund
	Service Class	1,285.318	100.00%

Christopher A. Currie	—	—	—

Elyce D. Dilworth	—	—	—

Name and Address	Fund and Class of Shares	Number of Shares	Percent of Class
5% Shareholders:

National Financial Services FBO Customers** 499 Washington Blvd., Floor 4 Jersey City, NJ 07310	MFG Global Equity Fund — Institutional Class	21,124,683.687	49.28%

SEI Private Trust Company** 1 Freedom Valley Drive Oaks, PA 19456	MFG Global Equity Fund — Institutional Class	7,105,003.434	16.58%

Charles Schwab & Company FBO Customers** 211 Main St. San Francisco, CA 94105	MFG Global Equity Fund — Institutional Class	7,052,792.336	16.45%

SEI Private Trust Company** 1 Freedom Valley Drive Oaks, PA 19456	MFG Global Plus Fund — Institutional Class	1,296,748.426	37.54%

Mac & Co.** 500 Grant Street, Room 151-1010 Pittsburgh, PA 195219	MFG Global Plus Fund — Institutional Class	1,268,146.734	36.72%

Magellan Financial Group Ltd. Level 36 25 Martin Place Sydney NSW 2000 Australia	MFG Global Plus Fund — Institutional Class	619,451.995	17.93%

Charles Schwab & Company FBO Customers** 211 Main St. San Francisco, CA 94105	MFG Global Plus Fund — Service Class	427,687.977	55.93%

National Financial Services FBO Customers** 499 Washington Blvd., Floor 4 Jersey City, NJ 07310	MFG Global Plus Fund — Service Class	329,242.568	43.06%

Magellan Financial Group Ltd. Level 36 25 Martin Place Sydney NSW 2000 Australia	MFG Global Sustainable Fund — Institutional Class	1,035,895.927	90.18%

U.S. Bank N.A. FBO Customers** 1555 N. River Center Dr., Suite 302 Milwaukee, WI 53212	MFG Global Sustainable Fund — Institutional Class	103,391.232	9.00%

National Financial Services FBO Customers** 499 Washington Blvd., Floor 4 Jersey City, NJ 07310	MFG Global Sustainable Fund — Service Class	2,166,465.274	97.25%

The Northern Trust Company** P.O. Box 92994 Chicago, IL 60607	MFG Core Infrastructure Fund — Institutional Class	9,994,719.493	47.56%

Name and Address	Fund and Class of Shares	Number of Shares	Percent of Class
Saxon & Co.** P.O. Box 94597 Cleveland, OH 44101	MFG Core Infrastructure Fund — Institutional Class	3,461,313.625	16.47%

National Financial Services FBO Customers** 499 Washington Blvd., Floor 4 Jersey City, NJ 07310	MFG Core Infrastructure Fund — Institutional Class	2,632,060.421	12.53%

Wells Fargo Bank N.A. FBO Customers** P.O. Box 1533 Minneapolis, MN 55480	MFG Core Infrastructure Fund — Institutional Class	1,085,541.504	5.17%

Charles Schwab & Company FBO Customers** 211 Main St. San Francisco, CA 94105	MFG Core Infrastructure Fund — Service Class	8,541,173.719	54.01%

National Financial Services FBO Customers** 499 Washington Blvd., Floor 4 Jersey City, NJ 07310	MFG Core Infrastructure Fund — Service Class	5,881,997.961	37.19%

SEI Private Trust Company** 1 Freedom Valley Drive Oaks, PA 19456	MFG Select Infrastructure Fund — Institutional Class	4,916,908.586	57.90%

Charles Schwab & Company FBO Customers** 211 Main St. San Francisco, CA 94105	MFG Select Infrastructure Fund — Institutional Class	3,367,140.615	39.65%

SEI Private Trust Company** 1 Freedom Valley Drive Oaks, PA 19456	MFG Select Infrastructure Fund — Service Class	1,961,436.095	59.84%

Charles Schwab & Company FBO Customers** 211 Main St. San Francisco, CA 94105	MFG Select Infrastructure Fund — Service Class	1,022,196.465	31.18%

National Financial Services FBO Customers** 499 Washington Blvd., Floor 4 Jersey City, NJ 07310	MFG Select Infrastructure Fund — Service Class	294,264.606	8.98%

Hyperion Asset Management Ltd. Level 19 307 Queen Street Brisbane QLD 4000 Australia	HyperiUS Global Equity Fund — Institutional Class	1,063,590.000	58.71%

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, IL 60062	HyperiUS Global Equity Fund — Institutional Class	494,498.778	27.30%

New Frontiers Foundation 400 Skokie Blvd., Suite 500 Northbrook, IL 60062	HyperiUS Global Equity Fund — Institutional Class	253,459.969	13.99%

Name and Address	Fund and Class of Shares	Number of Shares	Percent of Class
William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, IL 60062	HyperiUS Global Equity Fund — Service Class	1,285.318	100.00%

* The address for the director nominees and officers is 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062, and such persons are beneficial owners of their shares.

** The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

+ Represents beneficial ownership of less than 1.00% of the outstanding shares of the class of the Fund.

As of June 21, 2022, the director nominees and officers, as a group, owned approximately 41% of the Institutional Class of the HyperiUS Global Equity Fund and 100% of the Service Class of the HyperiUS Global Equity Fund, and less than 1% of the outstanding shares of each class of the other Funds.

A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” of the Fund for purposes of the 1940 Act.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or a Fund.  Mr. Forsyth is considered a control person of the HyperiUS Global Equity Fund.

Investment Adviser; Subadvisers; Principal Underwriter; Administration, Bookkeeping, and Accounting Services

Frontegra Asset Management, Inc., 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062, is the investment adviser to the Funds. MFG Asset Management, Level 36, 25 Martin Place, Sydney NSW 2000, Australia, serves as investment subadviser to the MFG Global Equity, MFG Global Plus, MFG Global Sustainable, MFG Core Infrastructure and MFG Select Infrastructure Funds. Hyperion Asset Management Limited, Level 19, 307 Queen Street, Brisbane QLD 4000, Australia, serves as investment subadviser to the HyperiUS Global Equity Fund.  Frontegra Strategies, LLC, 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062, serves as principal underwriter and distributor of the Funds.  U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202, provides administration, fund accounting and transfer agency services to the Funds.

Householding

The SEC has adopted rules that permit investment companies such as the Company to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders.

To receive additional copies or discontinue our practice of householding your materials, you may call the Company at 1-888-825-2100, or write to the Company at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  If you choose to discontinue the practice of householding your materials, the Funds will begin to send separate copies to you within

30 days after we receive your notice of discontinuation.  If you are currently receiving more than one copy at a shared address and wish to receive only a single copy, please contact us at the above address or phone number.

Shareholder Proposals for Subsequent Meetings

The Company does not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Company’s Secretary at its principal office within a reasonable time before the Company begins to print and send its proxy materials.  Any shareholder proposal that is not submitted before the Company sends out its proxy materials will be considered untimely and will not be included in the proxy materials.  The timely submission of a proposal does not guarantee its inclusion.  Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws, as well as the Company’s organizational documents.

Other Matters to Come Before the Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the Proposal, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Dated:  July 14, 2022

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy.

EXHIBIT A

Frontier Funds, Inc.

Nominating and Governance Committee Charter
Revised Effective May 16, 2022

1.                          Statement of Responsibility

The Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Corporation”) is responsible for selecting and nominating candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as directors of the Corporation and recommending to the Board the candidates for election to the Board.  The Committee is also responsible for reviewing the compensation of Independent Directors, as defined below, overseeing the Board’s retirement policy and overseeing other matters of governance for the Corporation.

2.                          Committee Membership

The Committee will be composed of all of the directors of the Corporation who:  (1) are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and (2) have not accepted and will not accept directly or indirectly any consulting, advisory or other compensatory fees from the Corporation, other than fees for serving on the Board or any committees of the Board (“Independent Directors”).

Each Committee member will be appointed by the Board and will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.  Each Committee member will complete a director and officer questionnaire on an annual basis.  Legal counsel will review the questionnaires to confirm that each Committee member continues to be an Independent Director and will report their findings to the Committee.

3.                           Committee Meetings

The Committee shall meet as frequently as the Committee deems necessary, at a minimum annually.  Special meetings of the Committee may be called at any time by any member thereof on not less than one day’s notice.  The Committee shall report periodically to the Board regarding the Committee’s activities, findings and recommendations.

The Board may appoint a chairperson of the Committee.  If a chairperson is appointed, he or she will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Board.  The chairperson will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

A majority of the members of the Committee shall constitute a quorum for the transaction of any business at any meeting of the Committee.  Any action of the Committee requires the vote of a majority of the Committee members then in attendance (provided a quorum is present).

4.                           Committee Authority and Responsibilities

The responsibilities of the Committee are as follows:

•                Develop and recommend to the Board for adoption guidelines for selecting candidates for election to the Board, and periodically review such guidelines and recommend to the Board for adoption amendments to such guidelines that the Committee deems necessary or appropriate.  A copy of the current set of guidelines adopted by the Board is attached hereto as Appendix A.

•                Identify, as necessary, new candidates who are qualified for Board membership, in accordance with the guidelines adopted by the Board.

•                Select and nominate Independent Directors for appointment or election to the Board, bearing in mind that at least 75% of the Board must consist of Independent Directors

•                Review the qualifications of all candidates proposed for Board membership, including any candidates nominated by shareholders, in light of the guidelines adopted by the Board.  Shareholder recommendations for consideration by the Committee should be sent in writing to the chairperson of the Committee together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with any notice provisions set forth in the Corporation’s Bylaws.

•                Recommend to the Board the nominees to stand for election at any meeting of shareholders of the Corporation required to be held and, as necessary or deemed appropriate, recommend nominees to fill vacancies on the Board and, in consultation with the Board, recommend the directors to be appointed to each committee of the Board.

•                Recommend any changes in the composition of the Board so as to best reflect the requirements of the 1940 Act and the objectives of the Corporation and the Board.

•                Periodically review the compensation of Independent Directors and make recommendations to the Board regarding compensation of Independent Directors.

•                Provide assistance regarding the structure and content of the annual self-evaluation of the Board and its committees.

•                Review and reassess the adequacy of this Charter periodically and recommend to the Board any proposed changes to this Charter.

•                Review and make recommendations to the Board relating to other governance matters, such as the size of the Board, retirement policies and the identification of best practices for the Board.

•                Undertake such additional related activities as the Committee or the Board may from time to time determine.

2

APPENDIX A

GUIDELINES FOR SELECTING BOARD CANDIDATES

In considering possible candidates for election as a director, the Nominating and Governance Committee will evaluate a candidate’s qualifications for Board membership and their status as an independent director under the 1940 Act.

In addition to evaluating a candidate’s independence and qualifications, the Committee will consider other factors that the Committee deems relevant, which may include the following:

•                  The candidate’s business and professional experience, particularly with respect to investment management oversight and familiarity with the investment industry.

•                  The candidate’s education and background.

•                  Whether the candidate will contribute to the gender, racial and/or ethnic diversity of the Board.

•                  Whether the candidate will contribute to the diversity of skills, experience and perspectives of the Board.

•                  The candidate’s financial expertise and familiarity with accounting and auditing matters.

•                  Other directorship experience.

•                  Whether the candidate will represent the balanced, best interests of the shareholders as a whole rather than special interest groups or constituencies.

Each director should:

•                  Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.

•                  Be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

•                  Possess substantial and significant experience which would be of value to the Corporation in the performance of the duties of a director.

•                  Have sufficient time available to devote to the affairs of the Corporation in order to carry out the responsibilities of a director.

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[Fund Name Here]

A SERIES OF FRONTIER FUNDS, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2022

The undersigned shareholder(s) of Frontier Funds, Inc., a Maryland corporation (the “Company”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of Frontier Funds, Inc. to be held at 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062 on September 15, 2022, at 10:00 a.m., local time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Do you have questions? If you have any questions about how to authorize your proxy or about the meeting in general, please call toll-free 1-866-829-0541.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 15, 2022.  The proxy statement for this meeting is available at:

https://vote.proxyonline.com/frontierfunds/docs/2022.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[Fund Name Here]	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Company’s Board of Directors.  Each of the director nominees has been unanimously approved by the Board of Directors and recommended for election as a director by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the election of all of the director nominees if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ discretion as to any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES FOR DIRECTOR.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

PROPOSAL: To elect four directors, Erik D. Barefield, Pamela H. Conroy, Steven K. Norgaard and

William D. Forsyth III, to the Board of Directors to serve until their successors are duly elected and qualified.

		FOR ALL	WITHOLD ALL	*FOR ALL, EXCEPT
1a. Erik D. Barefield 1b. Pamela H. Conroy	1c. Steven K. Norgaard 1d. William D. Forsyth III	o	o	o

*To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]